SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 20, 2006
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of April 1, 2006
providing for the issuance of

WASHINGTON MUTUAL ASSET-BACKED CERTIFICATES,
WMABS SERIES 2006-HE1
(Exact name of Registrant as specified in its charter)

Delaware	333-130795	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 554-8838

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

4.1	Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of April 1, 2006.

4.2	Mortgage Loan Purchase Agreement, dated as of April 20, 2006, among Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser (incorporated herein by reference from Exhibit 4.11 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on May 5, 2006 with respect to Registration Statement No. 333-130795).

4.3	Administrative Agent Agreement, dated as of April 1, 2006, between Washington Mutual Bank, as servicer, and Washington Mutual Mortgage Securities Corp., as administrative agent (incorporated herein by reference from Exhibit 4.10 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on May 5, 2006 with respect to Registration Statement No. 333-130795).

4.4	ISDA Master Agreement dated as of April 20, 2006 between ABN Amro Bank N.V., as Party B, and Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE1 Supplement Interest Trust, as Party B.

99.1	Excerpt from Section 2 of the Term Sheet, dated as of April 20, 2006, between Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser. For a form of term sheet, see Exhibit B to Exhibit 4.11 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on May 5, 2006 with respect to Registration Statement No. 333-130795).

The Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing. Copies may be obtained from WaMu Asset Acceptance Corp. or LaSalle Bank National Association by contacting:

in the case of WaMu Asset Acceptance Corp.,

John Ganzer WaMu Asset Acceptance Corp. c/o Washington Mutual Mortgage Securities Corp. 75 N. Fairway Drive,VHF2A01 Vernon Hills, IL 60061 Telephone: (847) 549-3113 Facsimile: (847) 549-3680

in the case of LaSalle Bank National Association,

Stefanie Edwards LaSalle Bank National Association 135 S. LaSalle Street, Suite 1625 Chicago, IL 60603 Telephone: (312) 904-8975 Facsimile: (312) 904-2084

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: May 5, 2006	By:	/s/ David H. Zielke David H. Zielke First Vice President (Authorized Officer)
`

Exhibit Index

4.1	Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of April 1, 2006.

4.2	Mortgage Loan Purchase Agreement, dated as of April 20, 2006, among Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser (incorporated herein by reference from Exhibit 4.11 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on May 5, 2006 with respect to Registration Statement No. 333-130795).

4.3	Administrative Agent Agreement, dated as of April 1, 2006, between Washington Mutual Bank, as servicer, and Washington Mutual Mortgage Securities Corp., as administrative agent (incorporated herein by reference from Exhibit 4.10 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on May 5, 2006 with respect to Registration Statement No. 333-130795).

4.4	ISDA Master Agreement dated as of April 20, 2006 between ABN Amro Bank N.V., as Party B, and Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE1 Supplement Interest Trust, as Party B.

99.1	Excerpt from Section 2 of the Term Sheet, dated as of April 20, 2006, between Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser. For a form of term sheet, see Exhibit B to Exhibit 4.11 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on May 5, 2006 with respect to Registration Statement No. 333-130795).